Capital Group Core Equity ETF
Investment portfolio
February 28, 2022
unaudited
Common stocks 96.97% Information technology 22.83%	Shares	Value (000)
Microsoft Corp.	7,246	$2,165
Broadcom, Inc.	2,408	1,415
Mastercard, Inc., Class A	1,553	560
Apple, Inc.	2,572	425
Visa, Inc., Class A	1,452	314
ASML Holding NV	418	281
Accenture PLC, Class A	881	278
Cognizant Technology Solutions Corp., Class A	2,799	241
Automatic Data Processing, Inc.	1,013	207
Taiwan Semiconductor Manufacturing Company, Ltd.	9,000	194
Applied Materials, Inc.	1,424	191
Concentrix Corp.	845	169
Global Payments, Inc.	976	130
QUALCOMM, Inc.	745	128
Fidelity National Information Services, Inc.	1,277	122
GoDaddy, Inc., Class A1	1,391	116
ServiceNow, Inc.[1]	188	109
FleetCor Technologies, Inc.[1]	464	109
Intel Corp.	2,231	106
Euronet Worldwide, Inc.[1]	766	98
		7,358
Communication services 12.86%
Alphabet, Inc., Class A1	389	1,051
Alphabet, Inc., Class C1	231	623
Netflix, Inc.[1]	2,003	790
Comcast Corp., Class A	13,412	627
Meta Platforms, Inc., Class A1	2,757	582
Charter Communications, Inc., Class A1	422	254
Electronic Arts, Inc.	1,202	157
Tencent Holdings, Ltd.	1,100	59
		4,143
Industrials 11.85%
Raytheon Technologies Corp.	5,685	584
General Electric Co.	4,116	393
Carrier Global Corp.	7,552	339
Woodward, Inc.	2,292	286
Northrop Grumman Corp.	634	280
TFI International, Inc.	2,411	251
General Dynamics Corp.	1,017	238
Waste Connections, Inc.	1,592	197
TransDigm Group, Inc.[1]	231	154
BWX Technologies, Inc.	2,751	147
ITT, Inc.	1,554	137
Old Dominion Freight Line, Inc.	433	136
Capital Group Core Equity ETF — Page 1 of 6

unaudited
Common stocks (continued) Industrials (continued)	Shares	Value (000)
Norfolk Southern Corp.	528	$135
Airbus SE, non-registered shares[1]	1,031	133
Lockheed Martin Corp.	272	118
Waste Management, Inc.	807	116
Air Lease Corp., Class A	2,219	93
Safran SA	646	83
		3,820
Health care 11.47%
UnitedHealth Group, Inc.	2,250	1,071
Abbott Laboratories	6,031	727
Novo Nordisk A/S, Class B	2,183	224
Anthem, Inc.	460	208
Thermo Fisher Scientific, Inc.	354	193
Danaher Corp.	687	188
AstraZeneca PLC	1,428	174
Humana, Inc.	382	166
AbbVie, Inc.	1,069	158
PerkinElmer, Inc.	832	149
Amgen, Inc.	648	147
GlaxoSmithKline PLC	5,728	119
Eli Lilly and Company	363	91
Pfizer, Inc.	1,746	82
		3,697
Financials 11.13%
JPMorgan Chase & Co.	5,086	721
BlackRock, Inc.	364	271
PNC Financial Services Group, Inc.	1,268	253
Bank of America Corp.	5,471	242
Chubb, Ltd.	1,128	230
Marsh & McLennan Companies, Inc.	1,424	221
Intercontinental Exchange, Inc.	1,277	163
Charles Schwab Corp.	1,850	156
Arthur J. Gallagher & Co.	935	148
Aon PLC, Class A	506	148
KeyCorp	5,467	137
Discover Financial Services	1,100	136
B3 SA-Brasil, Bolsa, Balcao	47,584	135
American International Group, Inc.	1,967	120
CME Group, Inc., Class A	503	119
Moody’s Corp.	365	117
Webster Financial Corp.	1,938	117
State Street Corp.	1,163	99
Hong Kong Exchanges and Clearing, Ltd.	1,100	53
		3,586
Consumer discretionary 9.46%
Amazon.com, Inc.[1]	425	1,305
General Motors Company[1]	8,612	402
Wyndham Hotels & Resorts, Inc.	2,353	203
Hilton Worldwide Holdings, Inc.[1]	1,354	202
Royal Caribbean Cruises, Ltd.[1]	2,323	187
Home Depot, Inc.	579	183
Dollar Tree Stores, Inc.[1]	1,279	182
Capital Group Core Equity ETF — Page 2 of 6

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Lear Corp.	675	$106
Chipotle Mexican Grill, Inc.[1]	66	101
Rivian Automotive, Inc., Class A1	1,394	94
Kering SA	116	83
		3,048
Energy 5.13%
Canadian Natural Resources, Ltd. (CAD denominated)	7,381	412
Chevron Corp.	2,452	353
ConocoPhillips	3,255	309
Baker Hughes Co., Class A	7,196	211
EOG Resources, Inc.	1,791	206
TC Energy Corp.	1,852	100
Equitrans Midstream Corp.	9,560	61
		1,652
Consumer staples 4.20%
Philip Morris International, Inc.	5,939	600
British American Tobacco PLC	6,592	289
Keurig Dr Pepper, Inc.	4,766	184
Molson Coors Beverage Company, Class B, restricted voting shares	1,994	104
Anheuser-Busch InBev SA/NV	1,471	91
Nestlé SA	648	85
		1,353
Materials 4.08%
Vale SA, ordinary nominative shares (ADR)	16,686	309
Linde PLC	625	183
Air Products and Chemicals, Inc.	767	181
Freeport-McMoRan, Inc.	3,704	174
Celanese Corp.	1,235	172
LyondellBasell Industries NV	1,742	169
International Flavors & Fragrances, Inc.	956	127
		1,315
Real estate 2.18%
Equinix, Inc. REIT	326	231
MGM Growth Properties LLC REIT, Class A	4,790	182
VICI Properties, Inc. REIT	5,448	152
Crown Castle International Corp. REIT	826	138
		703
Utilities 1.78%
AES Corp.	6,033	128
Enel SpA	16,681	123
Edison International	1,871	119
Sempra Energy	767	111
CenterPoint Energy, Inc.	3,401	93
		574
Total common stocks (cost: $30,815,000)		31,249
Capital Group Core Equity ETF — Page 3 of 6

unaudited
Short-term securities 3.32% Money market investments 3.32%	Shares	Value (000)
Capital Group Central Cash Fund 0.15%[2,3]	10,700	$1,070
Total short-term securities (cost: $1,070,000)		1,070
Total investment securities 100.29% (cost: $31,885,000)		32,319
Other assets less liabilities (0.29)%		(93)
Net assets 100.00%		$32,226
Investments in affiliates3

	Value of affiliate at 2/22/2022[4] (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 2/28/2022 (000)	Dividend income (000)
Short-term securities 3.32%
Money market investments 3.32%
Capital Group Central Cash Fund 0.15%[2]	$—	$1,070	$—	$—	$(—)[5]	$1,070	$—[5]
[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at February 28, 2022.
[3]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
[4]	Commencement of operations.
[5]	Amount less than one thousand.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group Core Equity ETF — Page 4 of 6

unaudited
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.
Capital Group Core Equity ETF — Page 5 of 6

unaudited
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At February 28, 2022, all of the fund’s investments were classified as Level 1.
Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2022 Capital Group. All rights reserved.
ETGEFP3-301-0422O-S87924	Capital Group Core Equity ETF — Page 6 of 6